EXHIBIT 10.1

THE DAVEY TREE EXPERT COMPANY

2004 OMNIBUS STOCK PLAN

          1.     PURPOSE

                  The Davey Tree Expert Company  2004 Omnibus Stock Plan (the "Plan") is designed to foster and promote the long-term growth and performance of the Company by:  (a) enhancing the Company's ability to attract and retain qualified employees and Directors and (b) motivating employees and Directors through stock ownership and performance-based incentives.  To achieve this purpose, this Plan provides authority for the grant of stock and other performance-based incentives and the maintenance of an employee stock purchase program.

          2.     DEFINITIONS

                  (a)     "AFFILIATE" AND "ASSOCIATE" - These terms have the meanings given to them in Rule 12b-2 under the Exchange Act.

                  (b)     "AWARD" - The grant of Stock Options, Restricted Stock, Stock Equivalent Units, Stock Appreciation Rights, Stock Purchase Rights, Cash Awards, and other stock and performance-based incentives under this Plan.

                  (c)     "AWARD AGREEMENT" - Any agreement between the Company and a Participant that sets forth terms, conditions, and restrictions applicable to an Award.

                  (d)     "BOARD OF DIRECTORS" - The Board of Directors of the Company.

                  (e)     "CASH AWARD" - This term has the meaning given to it in Section 6(b)(v).

                  (f)     "CHANGE IN CONTROL" - A "Change in Control" will be deemed to occur if at any time after the date of the adoption of this Plan:

                             (i)     Any Person (other than the Company, any of its subsidiaries, any employee benefit plan or employee stock ownership plan of the Company, or any
                  Person organized, appointed, or established by the Company for or pursuant to the terms of any such plan), alone or together with any of its Affiliates or Associates, becomes the Beneficial Owner of 20% or more of the Common Shares then outstanding.  In addition, if any Person commences a tender offer or exchange offer for 20% or more of the Common Shares then outstanding, the Committee may, in its discretion and at any time prior to the expiration of the tender offer or exchange offer, declare that such tender offer or exchange offer constitutes a "Change in Control".
                  For this purpose, the term "Beneficial Owner" has the meaning given to it in Rule
                  13d-3 under the Exchange Act.

                             (ii)    At any time during a period of 24 consecutive months, Continuing
                  Directors represent less than a majority of the members of the Board of Directors.
                  "CONTINUING DIRECTORS" are individuals who were Directors at the beginning of the 24-month period or whose appointment or nomination for election as Directors was approved by a majority of the Continuing Directors then in office.

                             (iii)   A record date is established for determining shareholders entitled to vote upon (A) a merger or consolidation of the Company with another entity if the Persons who hold Common Shares immediately prior to the merger or consolidation will, immediately after the merger or consolidation, hold less than 80% of the outstanding voting securities of the surviving or resulting entity or the ultimate parent of the surviving or resulting entity, (B) a sale or other disposition of all or substantially all of the assets of the Company and its direct or indirect subsidiaries, or (C) the dissolution of the Company.

                  (g)     "CODE" - The Internal Revenue code of 1986, or any law that supersedes or replaces it, as amended from time to time.

                  (h)     "COMMITTEE" - The Compensation Committee of the Board of Directors, or any other committee of the Board of Directors that the Board of Directors authorizes to administer this Plan.  The Committee will be constituted in a manner that satisfies all applicable legal requirements, including satisfying the disinterested administration standard set forth in Rule 16b-3 and the definition of "compensation committee" set forth in Treasury Regulation Section 1.162-27(c)(4).

                  (i)     "COMMON SHARES" or "SHARES" - Common Shares, $1.00 par value per share, of the Company, including authorized and unissued shares and treasury shares, and any shares issued in exchange for the Common Shares in a merger, consolidation, reorganization, recapitalization, reclassification, or similar transaction.

                  (j)     "COMPANY" - The Davey Tree Expert Company, an Ohio corporation, and any successor entity.

                  (k)     "CONTINUING DIRECTOR" - A Director who was a Director prior to a Change in Control or was recommended or elected to succeed a Continuing Director by a majority of the Continuing Directors then in office.

                   (l)     "DIRECTOR" - A director of the Company.

                 (m)     "EXCHANGE ACT" - Securities Exchange Act of 1934, and any law that supersedes or replaces it, as amended from time to time.

                   (n)    "FAIR MARKET VALUE" of Common Shares - The value of the Common Shares determined by the Committee, or pursuant to rules established by the Committee, on a basis consistent with regulations under the Code.

                   (o)    "INCENTIVE STOCK OPTION" - A Stock Option that meets the requirements of Section 422 of the Code.

                   (p)   "NON-EMPLOYEE DIRECTOR" - A Director who is not an employee of the Company.

                   (q)   "NOTICE OF AWARD" - Any notice by the Committee to a Participant that advises the Participant of the grant of an Award or sets forth terms, conditions, and restrictions applicable to an Award.

                   (r)   "PARTICIPANT" - Any person to whom an Award has been granted under this Plan.

                   (s)   "RESTRICTED STOCK" - An Award of Common Shares that are subject to restrictions or risk of forfeiture.

                   (t)   "RULE 16b-3" - Rule 16b-3 under the Exchange Act, or any rule that supersedes or replaces it, as amended from time to time.

                   (u)   "STOCK APPRECIATION RIGHT" - This term has the meaning given to it in Section 6(b)(i).

                   (v)   "STOCK AWARD" - This term has the meaning given to it in Section 6(b)(ii).

                   (w)   "STOCK EQUIVALENT UNIT" - An Award that is valued by reference to the value of Common Shares.

                   (x)   "STOCK OPTION" - This term has the meaning given to it in Section 6(b)(iii).

                   (y)   "STOCK PURCHASE RIGHT" - This term has the meaning given to it in Section 6(b)(iv).

          3.     ELIGIBILITY

                  All employees and Directors of the Company and its Affiliates are eligible for the grant of Awards.  The selection of the employees and Directors to receive Awards will be within the discretion of the Committee.  More than one Award may be granted to the same employee or Director.

          4.     COMMON SHARES AVAILABLE FOR AWARDS; ADJUSTMENT

                  (a)     NUMBER OF COMMON SHARES.  The aggregate number of Common Shares that may be subject to Awards granted under this Plan in any fiscal year of the Company during the term of this Plan will be equal to the sum of (i) five percent (5.0%) of the number of Common Shares outstanding as of the first day of that fiscal year plus (ii) the number of Common Shares that were available for the grant of Awards, but not granted, under this Plan in previous fiscal years; provided that, in no event will the number of Common Shares available for the grant of Awards in any fiscal year exceed eight percent (8.0%) of the Common Shares outstanding as of the first day of that fiscal year.  The maximum number of Common Shares with respect to which Awards may be granted during a calendar year to any employee is 100,000, and the maximum number of Common Shares with respect to which Awards may be granted under this Plan is 5,000,000.  The Plan will terminate on the tenth anniversary of its approval.

                  The assumption of awards granted by an organization acquired by the Company, or the grant of Awards under this Plan in substitution for any such awards, will not reduce the number of Common Shares available in any fiscal year for the grant of Awards under this Plan.

                  Common Shares subject to an Award that is forfeited, terminated, or canceled without having been exercised (other than Common Shares subject to a Stock Option that is canceled upon the exercise of a related Stock Appreciation Right) will again be available for grant under this Plan, without reducing the number of Common Shares available in any fiscal year for grant of Awards under this Plan, except to the extent that the availability of those Common Shares would cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.

                  (b)     NO FRACTIONAL SHARES.  No fractional shares will be issued, and the Committee will determine the manner in which the value of fractional shares will be treated.

                  (c)     ADJUSTMENT.  In the event of any change in the Common Shares by reason of a merger, consolidation, reorganization, recapitalization, reclassification, or similar transaction, or in the event of a stock dividend, stock split, or distribution to shareholders (other than normal cash dividends), the Committee will adjust the number and class of shares that may be issued under this Plan, the number and class of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Shares and any other value determinations applicable to outstanding Awards.

          5.     ADMINISTRATION

                  (a)     COMMITTEE.  This Plan will be administered by the Committee.  The Committee will, subject to the terms of this Plan, have the authority to:  (i) select the eligible employees and Directors who will receive Awards, (ii) grant Awards, (iii)  determine the number and types of Awards to be granted to employees and Directors, (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards, (v) adopt, alter and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, (vii) prescribe the forms of any Notices of Award, Awards Agreements, or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan.  All decisions by the Committee will be made with the approval of not less than a majority of its members.

                  (b)     DECISIONS FINAL.  All decisions by the Committee will be final and binding on all persons.

          6.     AWARDS

                  (a)     GRANT OF AWARDS.  The Committee will determine the type or types of Awards to be granted to each Participant and will set forth in the related Notice of Award or Award Agreement the terms, conditions, vesting periods, and restrictions applicable to each Award.  Awards may be granted singly or in combination or tandem with other Awards.  Awards may also be granted in replacement of, or in substitution for, other awards granted by the Company, whether or not granted under this Plan; without limiting the foregoing, if a Participant pays all or part of the exercise price or taxes associated with an Award by the transfer of Common Shares of the surrender of all or part of an Award (including the Award being exercised), the Committee may, in its discretion, grant a new Award to replace the Common Shares that were transferred or the Award that was surrendered.  The Company may assume awards granted by an organization acquired by the Company or may grant Awards in replacement of, or in substitution for, any such awards.

                  (b)     TYPES OF AWARDS.  Awards may include, but are not limited to, the following:

                           (i)       STOCK APPRECIATION RIGHT - A right to receive a payment, in cash or Common Shares, equal to the excess of (A) the Fair Market Value, or other specified valuation, of a specified number of Common Shares on the date the right is exercised over (B) the Fair market Value, or other specified valuation, on the date the right is granted, all as determined by the Committee.  The right may be conditioned upon the occurrence of certain events, such as a Change in Control of the Company, or may be unconditional, as determined by the Committee.

                           (ii)      STOCK AWARD - An Award that is made in Common Shares,
                  Restricted Stock, or Stock Equivalent Units or that is otherwise based on, or valued in whole or in part by reference to, the Common Shares.  All or part of any Stock Award may be subject to conditions, restrictions, and risks of forfeiture, as and to the extent established by the Committee.  Stock Awards may be based on the Fair Market Value of the Common Shares, or on other specified values or methods of valuation, as determined by the Committee.

                           (iii)     STOCK OPTION - A right to purchase a specified number of Common
                  Shares, during a specified period, and at a specified exercise price, all as determined by the Committee.  A Stock Option may be an Incentive Stock Option or a Stock
                  Option that does not meet the requirements of Section 422 of the Code.  In addition to the terms, conditions, vesting periods, and restrictions established by the Committee,
                  Incentive Stock Options must comply with the requirements of Section 422 of the
                  Code.  The exercise price of a Stock Option that does not qualify as an Incentive
                  Stock Option may be more or less than the Fair Market Value of the Common Shares on the date the Stock Option is granted.

                           (iv)     STOCK PURCHASE RIGHT - A right to participate in a stock purchase program, including but not limited to a stock purchase program that meets the requirements of Section 423 of the Code.

                           Among other requirements, Section 423 currently provides that (A) only employees of the Company, or of any direct or indirect subsidiary of the Company designated by the Committee, may receive Stock Purchase Rights that qualify under
                  Section 423 ("Section 423 Rights"), (B) Section 423 Rights may not be granted to any
                  Participant who, immediately after the Section 423 Rights are granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, (C) Section 423 Rights must be granted to all employees of The Davey tree Expert Company, and of any direct of indirect subsidiary of the Company  designated by the Committee, except that there may be excluded (1) employees who have been employed less than two years, (2) employees whose customary employment is 20 hours or less per week, (3) employees whose customary employment is for not more than five months in any calendar year, and (4)
                  highly compensated employees (within the meaning of Section 414(q) of the Code),
                   (D) all employees granted Section 423 Rights must have the same rights and privileges, except that the number of Common Shares that may be purchased by any employee upon exercise of Section 423 Rights may bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, of the employee, (E)
                  the exercise price of Section 423 Rights may not be less than eighty-five percent
                   (85%) of the Fair Market Value of the Common Shares at the time Section 423
                  Rights are granted; (F) Section 423 Rights cannot be exercised after the expiration of
                  27 months from the date the Section 423 Rights are granted, and (G) no employee may be granted Section 423 Rights, under this Plan and any other stock purchase plans of the Company and its subsidiaries, that permit the purchase of Common shares with a Fair Market Value of more than $25,000 (determined at the time the
                  Section 423 Rights are granted) in any calendar year.

                           (v)     CASH AWARD - An Award denominated in cash.

                           (vi)     CONDITIONS; PERFORMANCE OBJECTIVES - All or part of any
                  Award may be subject to conditions established by the Committee, including but not limited to future service with the Company or the achievement of specific performance objectives.  These performance objectives may be based on any of the following business criteria, either alone or in any combination, and on either a consolidated or business unit level, as the Committee may determine:  return on net assets, return on equity, return on invested capital, total shareholder return, equity valuation, economic value added, completion of acquisitions, product and market development, technology development, inventory management, working capital management, customer satisfaction, sales, revenue, operating income, cash flow, net income, earnings per share, and other GAAP and non-GAAP measures of financial performance, including earnings before interest and taxes, earnings before interest, taxes, depreciations, and amortization, and similar measures.  These business criteria may be clarified by reasonable definitions adopted from time to time by the
                  Committee, which may include or exclude any or all of the following items as the
                  Committee may specify:  extraordinary, unusual or non‑recurring items, effects of accounting changes, effects of currency fluctuations, effects of financing activities, expenses for restructuring or productivity initiatives, non‑operating items, acquisition expenses, and effects of acquisitions, divestitures, or reorganizations.

          7.     DEFERRAL OF PAYMENT

                  With the approval of the Committee, the delivery of the Common Shares, cash, or any combination thereof subject to an Award may be deferred, either in the form of installments or a single future delivery.  The Committee may also permit selected Participants to defer the payment of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code.  Deferred amounts may, to the extent permitted by the Committee, be credited as cash or Stock Equivalent Units.  The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Stock Equivalent Units.

          8.     PAYMENT OF EXERCISE PRICE

                  The exercise price of a Stock Option (other than an Incentive Stock Option), Stock Purchase Right, and any Stock Award for which the Committee has established an exercise price may be paid in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee.  The exercise price of an Incentive Stock Option may be paid in cash, by the transfer of Common Shares, or by a combination of these methods, as and to the extent permitted by the Committee at the time of grant, but may not be paid by the surrender of all or part of an Award.  The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan.

In the event shares of Restricted Stock are used to pay the exercise price of a Stock Award, a number of the Common Shares issued upon the exercise of the Award equal to the number of shares of Restricted Stock used to pay the exercise price will be subject to the same restrictions as the Restricted Stock.

          9.     TAXES ASSOCIATED WITH AWARD

                  Prior to the payment of an Award, the Company may withhold, or require a Participant to remit to the Company, an amount sufficient to pay any Federal, state, and local taxes associated with the Award.  The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all taxes associated with the Award (other than an Incentive Stock Option) in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods.  The Committee may permit a Participant to pay any or all taxes associated with an Incentive Stock Option in cash, by the transfer of Common Shares, or by a combination of these methods.

        10.     TERMINATION OF EMPLOYMENT

                  If the employment of a Participant terminates for any reason, or if a Director ceases to be a Director of the Company for any reason, all unexercisable, deferred, and unpaid Awards may be exercisable or paid only in accordance with rules established by the Committee.  These rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Awards.

        11.     TERMINATION OF AWARDS UNDER CERTAIN CONDITIONS

                  The Committee may cancel any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of this Plan or with any Notice of Award or Award Agreement or if the Participant, without the prior written consent of the Company, engages in any of the following activities:

                           (i)       Renders services for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Company.

                          (ii)       Discloses to anyone outside of the Company, or uses for any purpose other than the Company's business, any confidential information or material relating to the Company, whether acquired by the Participant during or after employment with the Company.

                   The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that he or she is in compliance with  all applicable provisions of this Plan and of any Notice of Award or Award Agreement and has not engaged in any activities referred to in clauses (i) and (ii) above.

        12.     CHANGE IN CONTROL

                  In the event of a Change in Control of the Company, unless and to the extent otherwise determined by the Board of Directors, (i) all Stock Appreciation Rights, Stock Options, an other Stock Purchase Rights then outstanding will become fully exercisable as of the date of the Change in Control, (ii) all restrictions and conditions applicable to Restricted Stock and other Stock Awards will be deemed to have been satisfied as of the date of the Change in Control, and (iii) all Cash Awards will be deemed to have been fully earned as of the date of the Change in Control.  Any such determination by the Board of Directors that is made after the occurrence of a Change in Control will not be effective unless a majority of the Directors then in office are Continuing Directors and the determination is approved by a majority of the Continuing Directors.

        13.     AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN;
                  AMENDMENT OF OUTSTANDING AWARDS

                  (a)     AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN.  The Board of Directors may amend, suspend, or terminate this Plan at any time.  Shareholder approval for any such amendment will be required only to the extent (i) necessary to preserve the exemption provided by Rule 16b-3 for this Plan and Awards granted under this Plan, (ii) required by applicable law, or (iii) required to comply with the rules of any exchange or market on which the Common Shares may be listed or traded.

                  (b)     AMENDMENT OF OUTSTANDING AWARDS.  The Committee may, in its discretion, amend the terms of any Award, prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent; without limiting the forgoing, if the Company merges with or consolidates with another entity, the Committee may amend the terms of any Award to provide for the assumption of the Award by the surviving or resulting entity.  The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

        14.     AWARDS TO FOREIGN NATIONALS AND EMPLOYEES OUTSIDE OF THE
                  UNITED STATES

                  To the extent that the Committee deems appropriate to comply with foreign law or practice and to further the purpose of the Plan, the Committee may, without amending this Plan, (i) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

        15.     NONASSIGNABILITY

                  Unless otherwise determined by the Committee (i) no Award granted under this Plan may be transferred or assigned by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order and (ii) an Award granted under this Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative; except that, no Incentive Stock Option and no Section 423 Right may be transferred or assigned pursuant to a qualified domestic relations order or exercised, during the Participant's lifetime, by the Participant's guardian or legal representative.

        16.     GOVERNING LAW

                  The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the law of the State of Ohio.

        17.     RIGHTS OF EMPLOYEES

                  Nothing in this Plan will confer upon any Participant the right to continued employment by the Company or limit in any way the Company's right to terminate any Participant's employment at will.

        18.     EFFECTIVE AND TERMINATION DATE

                  (a)     EFFECTIVE DATE.  This Plan will become effective on the date it is approved by the holders of a majority of the Common Shares then outstanding.

                  (b)     TERMINATION DATE.  This Plan will terminate 10 years after it is approved by the Company's shareholders.